                       Supplement dated December 22, 2003
                       to the Prospectus dated May 1, 2003


    DISCLOSURE RELATING TO THE OPCAP MANAGED PORTFOLIO ("MANAGED PORTFOLIO")

     Effective immediately, Colin Glinsman is no longer a co-portfolio manager for the equity portion of the Managed Portfolio. Robert Urquhart and William Gross will continue to serve as portfolio managers of the Managed Portfolio. Mr. Glinsman will continue to serve as portfolio manager for the OpCap Balanced Portfolio and the domestic portion of the OpCap Global Equity Portfolio. The disclosure in the Prospectus under "Fund Management" is modified accordingly, as set forth below:

     Colin Glinsman, Chief Executive Officer and Managing Director of Oppenheimer Capital, is the portfolio manager for the domestic portion of the Global Equity Portfolio. Mr. Glinsman will also serve as the portfolio manager of the Balanced Portfolio. He joined Oppenheimer Capital in 1989 as a securities analyst. Mr. Glinsman has a BA from Yale University and a MS from New York University.